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                                                                     EXHIBIT 21


                   THE WILLIAMS COMPANIES, INC. & AFFILIATES

March 24, 1997

                                                                                Jurisdiction              Owned by
                                                                                      of                 Immediate
                                                                                Incorporation              Parent
                                                                                -------------            ---------
THE WILLIAMS COMPANIES, INC. .............................................      Delaware

    KERN RIVER ACQUISITION CORPORATION....................................      Delaware                       100%
         Kern River Gas Transmission Company..............................      Texas (Partnership)           49.9%
              Kern River Funding Corporation..............................      Delaware                       100%

    NORTHWEST PIPELINE CORPORATION........................................      Delaware                       100%
         Apco Liquidating Trust...........................................      Delaware                     35.33%
         NWP Enterprises, Inc.............................................      Delaware                       100%

    TEXAS GAS TRANSMISSION CORPORATION....................................      Delaware                       100%
         TGT Enterprises, Inc.............................................      Delaware                       100%

    TRANSCONTINENTAL GAS PIPE LINE CORPORATION............................      Delaware                       100%
         Cardinal Operating Company.......................................      Delaware                       100%
         Pine Needle Operating Company....................................      Delaware                       100%
         TGPL  Enterprises, Inc...........................................      Delaware                       100%
         TransCardinal  Company...........................................      Delaware                       100%
         TransCarolina LNG Company........................................      Delaware                       100%
         WGP Enterprises, Inc.............................................      Delaware                       100%

    WILLIAMS HOLDINGS OF DELAWARE, INC....................................      Delaware                       100%
         Apco Argentina Inc. .............................................      Cayman Islands               64.51%
              Apco Properties Ltd. .......................................      Cayman Islands                 100%
         Beech Grove Processing Company...................................      Tennessee                      100%
         Inland Ports, Inc................................................      Tennessee                      100%
         Langside Limited.................................................      Bermuda                        100%
          Longhorn Enterprises of Texas, Inc..............................      Delaware                       100%
         Northwest Exploration Company....................................      Delaware                       100%
         Realco Realty Corp. .............................................      Delaware                       100%
              Realco of Crown Center, Inc. ...............................      Delaware                       100%
              Realco of San Antonio, Inc. ................................      Delaware                       100%
              Realco Realty Developments, Inc. ...........................      Delaware                       100%
         The Tennessee Coal Company.......................................      Delaware                       100%
         Williams Communications Group, Inc...............................      Delaware                       100%
              Global Access Telecommunications Services, Inc..............      Delaware                       100%
              Technologies Acquisition Corporation........................      Missouri                       100%
              Vyvx, Inc. .................................................      Delaware                       100%
                   Global Access Telecommunications Services, Inc.........      Massachusetts                  100%
                   Vyvx of Virginia, Inc..................................      Virginia                       100%
              WCG Teleservices, Inc.......................................      Delaware                       100%
              WCS Communications Systems, Inc.............................      Delaware                       100%
              Williams Learning Network, Inc. ............................      Delaware                       100%
              Williams Telecommunications Systems, Inc....................      Delaware                       100%
                    WCS, Inc..............................................      Delaware                       100%
                    WCS Microwave Services, Inc...........................      Nevada                         100%
              Williams Wireless, Inc......................................      Delaware                       100%
              WilTech Cable Television Services, Inc......................      Delaware                       100%
                   CVS Partners...........................................      Delaware                        25%
              WilTel Financial Corporation................................      Delaware                       100%






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
                                                                                                         Percent
                                                                                Jurisdiction             Owned by
                                                                                     of                 Immediate
                                                                                Incorporation             Parent
                                                                                -------------           ---------


         Transco Energy Company ..........................................      Delaware                       100%
              Energy Tech, Inc............................................      Delaware                       100%
              Gasco Insurance Company Limited.............................      Bermuda                        100%
              Hazleton Fuel Management Company............................      Delaware                       100%
                   Hazleton Pipeline Company..............................      Delaware                       100%
                   TM Cogeneration Company................................      Delaware                       100%
              Transco Coal Gas Company....................................      Delaware                       100%
              Transco Energy Investment Company...........................      Delaware                       100%
              Transco Exploration Company.................................      Delaware                       100%
              Transco Gas Company.........................................      Delaware                       100%
                   Border Gas, Inc........................................      Delaware                        10%
                   Liberty Operating Company..............................      Delaware                       100%
                   NESP Supply Corp.......................................      Delaware                     33.33%
                   Transco Liberty Pipeline Company.......................      Delaware                       100%
                   Transeastern Gas Pipeline Company, Inc.................      Delaware                       100%
              Transco P-S Company.........................................      Delaware                       100%
              Transco Resources, Inc......................................      Delaware                       100%
                   Magnolia Methane Corp..................................      Delaware                       100%
                   Tubexpress, Inc........................................      Delaware                        50%
              Transco Terminal Company....................................      Delaware                       100%
              Transco Tower Realty, Inc...................................      Delaware                       100%
         Tulsa Williams Company...........................................      Delaware                       100%
         Valley View Coal, Inc............................................      Tennessee                      100%
         WHD Enterprises, Inc.............................................      Delaware                       100%
         Willco, Inc. ....................................................      Delaware                       100%
         Williams Acquisition Holding Company, Inc........................      Delaware                       100%
         Williams Acquisition Holding Company, Inc........................      New Jersey                     100%
              Agrico Foreign Sales Corporation............................      Guam                           100%
              Fishhawk Ranch, Inc. .......................................      Florida                        100%
              Reserveco Inc. .............................................      Delaware                        15%
         Williams Aircraft, Inc...........................................      Delaware                       100%
         Williams Energy Company..........................................      Delaware                       100%
         Williams Energy Group ...........................................      Delaware                       100%
              Williams Energy Group Services, Inc.........................      Delaware                       100%
              Williams Energy Ventures, Inc...............................      Delaware                       100%
                   Nebraska Energy, L.L.C.................................      Kansas                          71%
                   Wiljet, LLC............................................      Arizona                         50%
                   Williams Ethanol Production Company....................      Delaware                       100%
                        Pekin Energy Company..............................      Illinois (General Partnership)  99%
                   Williams Ethanol Services, Inc.........................      Delaware                       100%
                        Pekin Energy Company..............................      Illinois (General Partnership)   1%
              Williams Field Services Group, Inc..........................      Delaware                       100%
                   Carbon County UCG, Inc.................................      Delaware                       100%
                   Trans-Jeff Chemical Corporation........................      Delaware                       100%
                   WFS Enterprises, Inc.  ................................      Delaware                       100%
                        Williams Field Services - Gulf Coast Company, L.P.      Delaware                        99%
                   WFS - Gas Gathering Company............................      Delaware                       100%
                        WFS - Offshore Gathering Company..................      Delaware                       100%
                        WFS - Pipeline Company............................      Delaware                       100%













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


                                                                                                         Percent
                                                                                Jurisdiction             Owned by
                                                                                     of                 Immediate
                                                                                Incorporation             Parent
                                                                                -------------           ---------


                   WFS Investment Co......................................      Delaware                     100%
                   WFS - Liquids Company..................................      Delaware                     100%
                        HI-BOL Pipeline Company...........................      Delaware                     100%
                   WFS Management Co......................................      Delaware                     100%
                   WFS - Nuval Gathering Co. .............................      Delaware                     100%
                   WFS - OCS Gathering Co. ...............................      Delaware                     100%
                   WFS - Power Services Company...........................      Delaware                     100%
                        Energy International Corporation..................      Pennsylvania                 100%
                   WFS - Production Services Company......................      Delaware                     100%
                   Williams CNG Company...................................      Delaware                     100%
                   Williams Field Services Company........................      Utah                         100%
                        Williams Field Services - Gulf Coast Company, L.P.      Delaware                       1%
                   Williams Gas Processing - Blanco, Inc..................      Delaware                     100%
                   Williams Gas Processing Company........................      Delaware                     100%
                   Williams Gas Processing - Kansas Hugoton Company.......      Delaware                     100%
                   Williams Gas Processing - Mid-Continent Region
                        Company...........................................      Delaware                     100%
                   Williams Gas Processing - Wamsutter Company............      Delaware                     100%
                   Williams Power Company ................................      Delaware                     100%
              Williams Merchant Services Company, Inc.....................      Delaware                     100%
                   Williams Energy Services Company.......................      Delaware                     100%
                        Rio Bravo Energy Marketing Company L.L.C..........      Delaware                      50%
                        Transco Energy Marketing Company..................      Delaware                     100%
                             TXG Gas Marketing Company....................      Delaware                     100%
                             Williams Gas Company.........................      Delaware                     100%
                        TransNetwork Holding Company......................      Delaware                     100%
                             Altra Energy Technologies L.L.C..............      Delaware                      50%
                        Williams Energy Network, Inc......................      Delaware                     100%
                        F T & T, Inc. ....................................      Delaware                     100%
                        Volunteer Energy Corporation......................      Delaware                      50%
              Williams Pipe Line Company..................................      Delaware                     100%
                   WillBros Terminal Company..............................      Delaware                     100%
                   Williams Pipe Line Company of Wisconsin................      Wisconsin                    100%
                   Williams Terminals Company.............................      Delaware                     100%
              Williams Production Company.................................      Delaware                     100%
                   WFS Gas Resources Company..............................      Delaware                     100%
                   Williams Production Gulf Coast Company, L.P............      Delaware                       1%
              WPX Enterprises, Inc........................................      Delaware                     100%
                   Williams Production Gulf Coast Company, L.P............      Delaware                      99%
         Williams Energy Projects, Inc....................................      Delaware                     100%
         Williams Enterprises of Delaware, Inc............................      Delaware                     100%
         Williams Environmental Services Company..........................      Delaware                     100%
         Williams Exploration Company.....................................      Delaware                     100%
              Rainbow Resources, Inc. ....................................      Colorado                     100%
         Williams Headquarters Acquisition Company........................      Delaware                     100%
         Williams Headquarters Building Company...........................      Delaware                     100%
              Parkco, L.L.C...............................................      Oklahoma                      50%
         Williams Headquarters Management Company.........................      Delaware                     100%
         Williams Information Services Corporation........................      Delaware                     100%


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
                                                                                                               Percent
                                                                                Jurisdiction                   Owned by
                                                                                     of                       Immediate
                                                                                Incorporation                   Parent
                                                                                -------------                 ---------
         Williams International Company...................................      Delaware                         100%
              Williams International Australian Telecom Limited...........      Cayman Islands                   100%
              Williams International (Bermuda) Limited....................      Bermuda                          100%
              Williams International El Furrial Limited...................      Cayman Islands                   100%
              Williams International Investment Ventures (Cayman)
                   Limited................................................      Cayman Islands                   100%
              Williams International Investments (Cayman) Limited.........      Cayman Islands                   100%
              Williams International Telecom Limited......................      Cayman Islands                   100%
              Williams International Ventures (Bermuda) Limited...........      Bermuda                          100%
                   Free Port Terminal Company Limited.....................      Bermuda (Ltd. Partnership)        65%
              Williams International Pipeline Company.....................      Delaware                         100%
                   Williams International Pipeline Company - Colombia.....      Delaware                         100%
              Williams International Telecommunications Investments
                   (Cayman) Limited.......................................      Cayman Islands                   100%
              Williams International Ventures Company.....................      Delaware                         100%
                   Williams International Indonesia Ventures Company......      Delaware                         100%
              Williams Learning Network (UK) Limited......................      England                          100%
         Williams Learning Center, Inc....................................      Delaware                         100%
         Williams Pipeline Services Company...............................      Delaware                         100%
         Williams Relocation Management, Inc. ............................      Delaware                         100%
         Williams Sodium Products Company.................................      Delaware                         100%
              American Soda, L.L.P........................................      Colorado                          60%
         Williams Underground Gas Storage Company.........................      Delaware                         100%
              Kiowa Gas Storage, L.L.C....................................      Delaware                          50%
         Williams Western Holding Company, Inc. ..........................      Delaware                         100%
              Northwest Alaskan Pipeline Company..........................      Delaware                         100%
              Northwest Argentina Corporation.............................      Utah                             100%
              Northwest Border Pipeline Company...........................      Delaware                         100%
                   Northern Border Partners, L.P..........................      Delaware(Limited Partnership)  4.375%
                   Northern Border Intermediate Limited Partnership.......      Delaware(Limited Partnership)  0.175%
              Northwest Land Company......................................      Delaware                         100%
         WilMart, Inc. ...................................................      Delaware                         100%


    WILLIAMS NATURAL GAS COMPANY..........................................      Delaware                         100%
         Williams Hugoton Compression Services, Inc.......................      Delaware                         100%

    WILLIAMS STORAGE COMPANY..............................................      Delaware                         100%

    WILLIAMS WESTERN PIPELINE COMPANY.....................................      Delaware                         100%
         Kern River Gas Transmission Company..............................      Texas (Partnership)               50%





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